Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-21699, File No. 33-45386, and File No. 33-75256.

                                                        /s/  Arthur Andersen LLP
                                                        ------------------------
                                                        ARTHUR ANDERSEN LLP

Minneapolis, Minnesota,
December 11, 1996